Fees Summary	Oct. 31, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 613,240,360
Previously Paid Amount	0
Total Fee Amount	84,688.5
Total Offset Amount	61,779.36
Net Fee	$ 22,909.14